SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  February 9, 2000


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                   0-22624                     05-0473908
       Delaware                   1-11432                     05-0475617
       Delaware                   1-11436                     22-3182164
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(State or other jurisdiction     (Commission                 (IRS Employer
of incorporation)                 File Number)              Identification No.)


1000 Columbia Avenue, Linwood, PA                    19061
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (610) 859-3000


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On February 9, 2000, Foamex International Inc. (the "Company") confirmed that it is in discussions with respect to a proposal for a possible business combination involving the acquisition of all of the Company's outstanding common stock for cash. The Company stated that the proposal is subject to a number of conditions, including the buyer's ongoing due diligence and the execution of definitive agreements. If the proposal from the new group leads to a transaction, it is anticipated that John G. Johnson, Jr., the Company's President and Chief Executive Officer, as well as other members of current management, would participate in the management of the Company following such a transaction.

         The Company stated that is has agreed to an exclusive negotiating period ending five business days after the delivery to the third party of the Company's 1999 audited financial statements. There can be no assurance that the preliminary merger discussions will result in a transaction with the potential buyer, or that any transaction involving the Company will occur.

         The press release concerning these announcements is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

           Exhibit  Description

              99 Press release of Foamex International Inc., dated February 9, 2000

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 15, 2000

                            FOAMEX INTERNATIONAL INC.


                                 /s/ John G. Johnson Jr.
                            Name:  John G. Johnson Jr.
                            Title:  President and Chief Executive Officer


                            FOAMEX L.P.

                            BY FMXI, INC.
                              its Managing General Partner


                                 /s/ George L. Karpinski
                            Name:  George L. Karpinski
                            Title: Vice President


                            FOAMEX CAPITAL CORPORATION


                                 /s/ George L. Karpinski
                            Name:  George L. Karpinski
                            Title: Vice President